                                                                    EXHIBIT 10.9

                                AMENDMENT NO. 1

                        TO INDENTURE DATED JULY 1, 1997

                    BETWEEN PTC INTERNATIONAL FINANCE B.V.,

                      POLSKA TELEFONIA CYFROWA SP. Z O. O.

                            AND THE BANK OF NEW YORK

                                   AS TRUSTEE

                         Dated as of November 19, 1999

Reference is made to the Indenture dated July 1, 1997 between PTC International Finance B.V., Polska Telefonia Cyfrowa Sp. z o.o. and The Bank of New York as Trustee (the "Indenture"). Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

SECTION 1  AMENDMENT

Section 1.01 of the Indenture is hereby amended as follows:

     Under the definition of "Permitted Investment," item (a) shall be amended in its entirety to read as follows:

     (a) (i) the form of loans or advances to the Company or (ii) a Restricted Subsidiary, or a Person which will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that the primary business of such Restricted Subsidiary is a Telecommunications Business;

SECTION 2  GOVERNING LAW

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 3  OTHER PROVISIONS

This Amendment incorporates all other provisions of the Indenture as if set forth herein.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                          PTC INTERNATIONAL FINANCE B.V.,
                                          as Issuer,

                                          by
                                          --------------------------------------
                                             Name:
                                             Title:

                                          by
                                          --------------------------------------
                                             Name:
                                             Title:

                                          POLSKA TELEFONIA CYFROWA SP. Z O.O.,

                                          by
                                          --------------------------------------
                                             Name:
                                             Title:

                                          by
                                          --------------------------------------
                                             Name:
                                             Title:

                                          THE BANK OF NEW YORK,
                                          as Trustee,

                                          by
                                          --------------------------------------
                                             Name:
                                             Title: